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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Form 10-K/A.

                                             /s/ Arthur Andersen LLP

Salt Lake City, Utah
August 29, 2001